EXHIBIT NUMBER (21)

TO 2006 FORM 10-K

NORTHERN TRUST CORPORATION SUBSIDIARIES AS OF FEBRUARY 28, 2007

	Percent Owned	Jurisdiction of Incorporation
The Northern Trust Company	100%	Illinois
Norlease, Inc.	100%	Delaware
TNT-NL Leasing I, Inc.	100%	Delaware
TNT-NL Eurolease I, Ltd.	100%	Bermuda
TNT-NL Eurolease II, Ltd.*	100%	Bermuda
Clenston Ltd.*	100%	Bermuda
BAFSC/TNT-NL CX HUL I, Ltd.*	75%	Bermuda
BAFSC/TNT-NL CX HUO, Ltd.*	75%	Bermuda
MFC Company, Inc.	100%	Delaware
The Northern Trust Company, Canada	100%	Ontario, Canada
Nortrust Nominees, Ltd.	100%	England
The Northern Trust Company U.K. Pension Plan Limited	100%	England
Northern Trust Guernsey Holdings Limited	99%	Guernsey
Northern Trust (Guernsey) Limited	99%	Guernsey
The Northern Trust International Banking Corporation	100%	Edge Act
Northern Trust Cayman International, Ltd.	100%	Cayman Islands, BWI
Northern Trust (New Zealand) International Limited	100%	Florida
The Northern Trust Company of Hong Kong Limited	99.99%	Hong Kong
Northern Trust Fund Managers (Ireland) Limited	100%	Ireland
Northern Trust (Ireland) Limited	100%	Ireland
Northern Trust Investor Services (Ireland) Limited	100%	Ireland
Northern Trust Custodial Services (Ireland) Limited	100%	Ireland
Northern Trust Fund Services (Ireland) Limited	100%	Ireland
Northern Trust Management Services (Ireland) Limited	100%	Ireland
Nortrust Nominees (Ireland) Limited	100%	Ireland
Northern Trust Property Services (Ireland) Limited	100%	Ireland
Northern Trust Management Services Limited	100%	England
Northern Trust Global Investments Limited	100%	England
Helaba Northern Trust GmbH	50%	Germany
The Northern Trust Scottish Limited Partnership	99%	Scotland
Northern Trust Luxembourg Capital S.A.R.L.	100%	Luxembourg
Northern Trust Partners Scotland Limited	100%	Scotland
Northern Operating Services Private Limited	99%	India
Northern Trust GFS Holdings Limited	99%	Guernsey
Northern Trust Fiduciary Services (Ireland) Limited	100%	Ireland
BBI Nominees Limited	100%	Ireland
Northern Trust International Fund Administration Services (UK) Limited	100%	England
Northern Trust Fiduciary Services (UK) Limited	100%	England
Northern Trust Fiduciary Services (Guernsey) Limited	99%	Guernsey
Arnold Limited	99%	Guernsey
Control Nominees Limited	99%	Guernsey
Truchot Limited	99%	Guernsey
Vivian Limited	99%	Guernsey

NORTHERN TRUST CORPORATION SUBSIDIARIES AS OF FEBRUARY 28, 2007

(continued)

	Percent Owned	State of Incorporation

Northern Trust International Fund Administration
Services (Isle of Man) Limited	100%	Isle of Man
Polett Limited	99%	Isle of Man
Fort Administration Limited	99%	Isle of Man
Barfield Nominees (IOM) Limited	99%	Isle of Man
International Fund Managers (IOM) Limited	50%	Isle of Man
Doyle Administration Limited	99%	Isle of Man
Barfield Nominees Limited	99%	Isle of Man
Northern Trust International Fund Administration Services
(Guernsey) Limited	99%	Guernsey
Trafalgar Representatives Limited	50%	Guernsey
Nelson Representatives Limited	50%	Guernsey
Admiral Nominees Limited	50%	Guernsey
Northern Trust International Fund Administration
Services (Jersey) Limited	99%	Jersey
Saline Nominees Limited	99%	Guernsey
Northern Trust International Fund Administration
Services (Ireland) Limited	100%	Ireland
International Securisation Managers (Ireland) Limited	100%	Ireland

NTG Services LLC	100%	Delaware LLC
NT Mortgage Holdings LLC	100%	Delaware LLC
Northern Trust Investments, National Association	100%	National
RemitStream Solutions, LLC	19%	Delaware
Northern Trust Holdings Limited	100%	England
Northern Trust Global Services Limited	100%	England
Northern Trust European Holdings Limited	100%	England
Northern Trust Luxembourg Management Company S.A.	99.99%	Luxembourg

Northern Trust, NA	100%	National Bank
Realnor Properties, Inc.	100%	Florida
Realnor Special Properties, Inc.	100%	Florida
Realnor Hallandale, Inc.	100%	Florida
Realnor 1177, Inc.	100%	Florida
Northern Annuity Sales, Inc.	100%	Florida

Fiduciary Services Inc.	100%	Texas (Inactive)

Northern Trust Bank, FSB	100%	Federal Savings Bank

Northern Trust Holdings L.L.C.	100%	Delaware

Northern Investment Corporation	100%	Delaware

Northern Investment Management Company	100%	Delaware (Inactive)

Northern Trust Securities, Inc.	100%	Delaware

Northern Trust Services, Inc.	100%	Illinois

Nortrust Realty Management, Inc.	100%	Illinois

NORTHERN TRUST CORPORATION SUBSIDIARIES AS OF FEBRUARY 28, 2007

(continued)

	Percent Owned	State of Incorporation
The Northern Trust Company of New York	100%	New York

Northern Trust Global Advisors, Inc.	100%	Delaware
NT Global Advisors, Inc.	100%	Ontario, Canada
Northern Trust Global Advisors, Limited	100%	England
The Northern Trust Company of Connecticut	100%	Connecticut

Northern Trust Global Investments Japan, K.K.	100%	Japan

NTC Capital I	100%	Delaware

NTC Capital II	100%	Delaware

Equilend Holdings LLC	10%	Delaware

The Northern Trust Company of Delaware	100%	Delaware

*	Indirectly owned by Norlease Inc. through Delaware business trusts.